Exhibit 10.42
CONSENT OF THE HOLDERS OF THE SUBORDINATED CONVERTIBLE PROMISSORY
NOTES ISSUED IN DECEMBER 2009 AND OCTOBER 2010 BY PRIMO WATER
CORPORATION
     The undersigned, being a holder of the Subordinated Convertible Promissory Notes issued in December 2009 (the “2009 Sub Debt Notes”) and October 2010 (the “2010 Sub Debt Notes”, and collectively with the 2009 Sub Debt Notes, the “Sub Debt Notes”) by Primo Water Corporation, a Delaware corporation (the “Company”), do hereby take the following actions by signing his/her/its consent hereto:
     WHEREAS, the Sub Debt Notes are currently outstanding and Section 3(b) of the Sub Debt Notes provides each holder thereof (each, a “Holder”) with the right to elect that the Company redeem the unpaid principal balance of such holder’s Sub Debt Note, plus all unpaid interest accrued thereon through the date of redemption, upon an initial public offering of the Company’s Common Stock resulting in net proceeds to the Company of at least $30,000,000 (the “IPO Redemption Right”);
     WHEREAS, the Company is contemplating an initial public offering of its common stock, par value $0.001 (an “IPO”);
     WHEREAS, given current market conditions and the offering price per share in recent initial public offerings by other companies, there is a possibility the Company may realize more than $30,000,000 in net proceeds but less than $90,000,000 in gross proceeds in connection with an IPO; and
     WHEREAS, the Board of Directors of the Company deems it advisable and in the best interests of the Company that, in order to preserve the Company’s working capital, Section 3(b) of the Sub Debt Notes be amended to eliminate the IPO Redemption Right.
     NOW, THEREFORE, BE IT RESOLVED, BY THE HOLDERS OF THE SUB DEBT NOTES that Section 3(b) of the Sub Debt Notes be amended and restated in its entirety as follows (the “Sub Debt Amendment”):
“Upon (i) the consummation by Maker of a merger or consolidation, with or into another entity or other corporate reorganization in which Maker is not the surviving entity, or (ii) the sale of all of the capital stock of Maker, or (iii) the sale of all or substantially all of the assets of Maker prior to the payment in full of this Note, Holder may elect to sell to Maker and Maker shall be required to purchase the Note in full by payment of an amount equal to the unpaid principal balance hereof, plus, all unpaid interest accrued thereon through the date of redemption, plus the principal amount of the Note being redeemed multiplied by the Premium Percentage.”
     FURTHER RESOLVED, BY THE HOLDERS OF THE SUB DEBT NOTES, that (1) the Sub Debt Amendment shall become effective upon approval thereof by the Holders holding at least sixty percent (60%) of the aggregate outstanding principal balance under (i) the 2009 Sub Debt Notes and (ii) the 2010 Sub Debt Notes (the “Required Sub Debt Approval”), and (2) upon receipt of the Required Sub Debt Approval, the Company shall send notice of the same to each Holder, such notice to constitute the final form of, and be attached to each Sub Debt Note as, an amendment thereto effecting the modification of such Sub Debt Notes as set forth herein; provided, that the effectiveness of the Sub Debt Amendment shall not be conditioned upon the Company sending such notice.
[Signature page follows]

     By executing and delivering this signature page to the Company, the undersigned consents, for each Note of which he/she/it is the Holder, that the Sub Debt Amendment and other actions set forth in the foregoing Consent shall be effective upon the terms and conditions set forth therein.

Individual Holder:

Name:

Entity Holder:
(Entity)

By:

By:

By:

Name:
Title:

Trust Holder:

By:

, Trustee
DATE:
[Consent to Sub Debt Amendment]